Exhibit 99.1

New Relic Announces First Quarter of Fiscal Year 2016 Results

Revenue increased 69% year-over-year to $38.1 million in the first quarter

Dollar-based net expansion rate of 130%

San Francisco – August 6, 2015 – Software analytics company New Relic, Inc. (NYSE: NEWR) today announced financial results for the first fiscal quarter ended June 30, 2015.

“New Relic is helping lead the shift of the software analytics market to SaaS, as customers recognize the benefits from our New Relic Software Analytics Cloud,” said Lew Cirne, CEO and founder, New Relic. “As we believe our results from the quarter demonstrate, companies of all sizes continue to trust the success of their digital initiatives to New Relic. Together, we’re winning the war on bad software.”

First Quarter Fiscal 2016 Financial Highlights:

•	Revenue of $38.1 million, up 69% compared with the first quarter of fiscal 2015 and 14% from the fourth quarter of fiscal 2015.

•	GAAP loss from operations was $15.1 million for the first quarter of fiscal 2016, compared with GAAP loss from operations of $10.3 million for the first quarter of fiscal 2015. Non-GAAP loss from operations was $10.1 million for the first quarter of fiscal 2016, compared with non-GAAP loss from operations of $7.9 million for the first quarter of fiscal 2015.

•	GAAP net loss per share was $0.32 for the first quarter of fiscal 2016 based on 47.2 million weighted-average shares outstanding, compared with GAAP net loss per share of $0.65 for the first quarter of fiscal 2015 based on 15.8 million weighted-average shares outstanding. Non-GAAP net loss per share was $0.21 for the first quarter of fiscal 2016 based on 47.2 million non-GAAP weighted-average shares outstanding, compared with non-GAAP net loss per share of $0.19 for the first quarter of fiscal 2015 based on 40.6 million non-GAAP weighted-average shares outstanding.

•	Cash, cash equivalents and short-term investments were $195.0 million at the end of the first quarter of fiscal 2016, compared with $200.8 million at the end of the fourth quarter of fiscal 2015.

Customer Highlights:

•	As of June 30, 2015, total Paid Business Accounts were 12,440.

•	Dollar-Based Net Expansion Rate for the quarter ended June 30, 2015 was 130%.

•	New customers in the quarter included: ABOL Software, Buongiorno SpA, CarSales.com.au, Charles Tyrwhitt, Cvent, Fox Sports, MultiPlus SA, Pipedrive, RBM Technologies, Shutterstock, SlingTV and Univision.

•	Expanded customer relationships in the quarter included: 23andme, AOL Inc., Confused.com, Cox Media Group, GoDaddy, Hearst Corporation, HomeAway, News Corp., Nextdoor, One Kings Lane, OpenJaw Technologies, Ping Identity, Ryanair, Urban Outfitters and Westfield Labs.

First Quarter & Recent Business Highlights:

•	Launched the general availability of our Docker monitoring solution, also selected by Docker as part of its Ecosystem Technology Partner program.

•	Expanded the New Relic Software Analytics Cloud to more dynamically monitor Microservices [http://newrelic.com/press-release/20150506-2] through re-imagined Service Maps and a new Alerting platform.

•	Announced a new European Development Center [http://newrelic.com/press-release/20150625] in Barcelona, one of several growth initiatives across Europe.

•	Joined Cloud Foundry Foundation [http://newrelic.com/press-release/20150506-1], enabling Cloud Foundry users to take advantage of the New Relic Software Analytics Cloud to build modern applications.

•	Partnered with Salesforce.com, joining their Analytics Cloud Partner Ecosystem, to help companies better understand how customers are engaging with their digital brand.

Outlook:

New Relic is initiating its outlook for its second quarter of fiscal 2016, as well as updating guidance for the full fiscal year 2016.

•	Second Quarter Fiscal 2016 Outlook:

•	Revenue between $40.2 million and $41.2 million, representing year-over-year growth of between 59% and 62%.

•	Non-GAAP loss from operations of between $10.5 million and $11.5 million.

•	Non-GAAP net loss per share of between $0.22 and $0.24. This assumes 48.1 million non-GAAP weighted average common shares outstanding.

•	Full Year Fiscal 2016 Outlook:

•	Revenue between $168 million and $171 million, representing year-over-year growth of between 52% and 55%.

•	Non-GAAP loss from operations of between $44.5 million and $47.5 million.

•	Non-GAAP net loss per share of between $0.91 and $0.97. This assumes 49.0 million non-GAAP weighted average common shares outstanding.

Conference Call Details:

•	What: New Relic financial results for the first quarter of fiscal year 2016 and outlook for the second quarter of fiscal 2016 and the full year of fiscal 2016.

•	When: August 6, 2015 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).

•	Dial in: To access the call in the U.S., please dial (877) 201-0168, and for international callers, please dial (647) 788-4901. Callers may provide confirmation number 79002058 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.newrelic.com (live and replay).

•	Replay: Following the completion of the call through 11:59 PM Eastern Time on August 13, 2015, a telephone replay will be available by dialing (855) 859-2056 from the United States or (404) 537-3406 internationally with conference ID 79002058.

About New Relic

New Relic is a software analytics company that makes sense of billions of data points about millions of applications in real time. New Relic’s comprehensive SaaS-based solution provides one powerful interface for web and native mobile applications and consolidates the performance monitoring data for any chosen technology in your environment. More than 500,000 users and 12,000 paid business accounts trust New Relic to tap into the billions of real-time metrics from inside their production software — and provide answers to their important business questions. When your brand and customer experience depend on the performance of modern software, New Relic provides insight into your overall environment. Learn more at newrelic.com.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding New Relic’s future financial performance, including its outlook on financial results for the second quarter of fiscal year 2016 and for the full fiscal year 2016, market trends and opportunity, customer adoption and momentum of New Relic’s products, competitive advantages, potential growth, benefits of collaborative efforts and New Relic’s ability to execute on its vision. These forward-looking statements are based on New Relic’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause New Relic’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, New Relic’s ability to generate sufficient revenue to achieve and sustain profitability, particularly in light of its significant ongoing expenses; New Relic’s short operating history in an evolving industry; New Relic’s ability to manage its significant recent growth; fluctuation of New Relic’s quarterly results; the development of the overall market for SaaS business software; the dependence of New Relic’s business on its customers purchasing additional subscriptions and products from it and renewing their subscriptions; New Relic’s ability to develop enhancements to its products, increase adoption and usage of its products and introduce new products that achieve market acceptance; New Relic’s ability to persuade New Relic’s customers to expand their use of New Relic’s products to additional use cases; New Relic’s ability to determine optimal prices for its products; New Relic’s ability to expand its marketing and sales capabilities and increase sales of its solutions to large enterprises while mitigating the risks associated with serving such customers; privacy concerns, which could result in additional cost and liability to New Relic or inhibit sales; changes in privacy laws, regulations and standards; New Relic’s ability to effectively compete in the intensely competitive market for application performance monitoring solutions and respond effectively to rapidly changing technology, evolving industry standards and changing customer needs, requirements or preferences; New Relic’s dependence on lead generation strategies to drive sales and revenue; interruptions or performance problems associated with New Relic’s technology and infrastructure; defects or disruptions in New Relic’s products; the expense and complexity of New Relic’s ongoing and planned investments in data center hosting facilities; risks associated with international operations; New Relic’s ability to protect its intellectual property rights; and other “Risk Factors” set forth in New Relic’s most recent filings with the Securities and Exchange Commission (the “SEC”).

Further information on these and other factors that could affect New Relic’s financial results and the forward-looking statements in this press release is included in the filings we make with the SEC from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the Annual Report on Form 10-K for the fiscal year ended March 31, 2015. Copies of these documents may be obtained by visiting New Relic’s Investor Relations website at http://ir.newrelic.com or the SEC’s website at www.sec.gov.

New Relic assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

New Relic discloses the following non-GAAP financial measures in this release and the earnings call referencing this press release: non-GAAP operating loss, non-GAAP net loss, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative and non-GAAP weighted average shares outstanding. New Relic uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. New Relic believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

New Relic defines non-GAAP gross profit, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for: (1) stock-based compensation, (2) amortization of stock-based compensation capitalized in software development costs, (3) the amortization of purchased intangibles, (4) lawsuit litigation and (5) the transaction costs related to acquisition. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the non-GAAP weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

With respect to New Relic’s outlook under “Outlook” above, New Relic has not reconciled its expectations as to non-GAAP operating loss to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because certain items such as stock-based compensation and lawsuit litigation expenses are out of New Relic’s control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort.

Operating Metrics

New Relic’s dollar-based net expansion rate compares its recurring subscription revenue from customers from one period to the next. It is increased when customers increase their use of New Relic’s products, use additional products, or upgrade to a higher subscription tier. New Relic’s dollar-based net expansion rate is reduced when customers decrease their use of New Relic’s products, use fewer products, or downgrade to a lower subscription tier.

New Relic is a registered trademark of New Relic, Inc.

All product and company names herein may be trademarks of their registered owners.

Investor Contact

Jonathan Parker

New Relic, Inc.

503-336-9280

IR@newrelic.com

Media Contact

Andrew Schmitt

New Relic, Inc.

415-869-7109

aschmitt@newrelic.com

Condensed Consolidated Statements of Operations

(In thousands, except per share data; unaudited)

	Three Months Ended June 30,
	2015	2014
Revenue	$38,145	$22,613
Cost of revenue	7,866	4,032

Gross profit	30,279	18,581
Operating expenses:
Research and development	8,754	4,912
Sales and marketing	28,683	18,616
General and administrative	7,984	5,360

Total operating expenses	45,421	28,888

Loss from operations	(15,142)	(10,307)

Other income (expense):
Interest income	141	5
Interest expense	(14)	(15)
Other income (expense), net	(2)	134

Loss before income taxes	(15,017)	(10,183)
Income tax provision	102	—

Net loss	$(15,119)	$(10,183)

Net loss per share attributable to common stockholders, basic and diluted	$(0.32)	$(0.65)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	47,190	15,756

Condensed Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	June 30,	March 31,
	2015	2015
Assets
Current assets:
Cash and cash equivalents	$70,228	$105,257
Short-term investments	124,800	95,503
Accounts receivable, net of allowance for doubtful accounts of $375 and $282, respectively	18,357	13,813
Prepaid expenses and other current assets	4,741	4,299

Total current assets	218,126	218,872

Property and equipment, net	38,057	35,397
Restricted cash	4,623	4,623
Goodwill	2,053	2,053
Intangible assets, net	2,046	2,300
Other assets	1,560	1,466

Total assets	$266,465	$264,711

Liabilities, convertible preferred stock and stockholders’ equity
Current liabilities:
Accounts payable	$5,175	$4,969
Accrued compensation and benefits	6,889	6,288
Other current liabilities	3,841	3,623
Deferred revenue	38,515	29,185

Total current liabilities	54,420	44,065
Deferred rent, non-current	4,530	4,638
Other liabilities, non-current	1,201	1,138

Total liabilities	60,151	49,841

Convertible preferred stock:
Convertible preferred stock, $0.001 par value	—	—
Stockholders’ equity:
Common stock, $0.001 par value	48	47
Treasury stock - at cost (260 shares)	(263)	(263)
Additional paid-in capital	353,258	346,671
Accumulated other comprehensive income (loss)	(10)	15
Accumulated deficit	(146,719)	(131,600)

Total stockholders’ equity	206,314	214,870

Total liabilities, convertible preferred stock and stockholders’ equity	$266,465	$264,711

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Net loss:	$(15,119)	$(10,183)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,301	1,561
Stock-based compensation expense	4,659	1,931
Other	418	(44)
Changes in operating assets and liabilities, net of acquisition of business:
Accounts receivable	(4,721)	(2,189)
Prepaid expenses and other assets	(384)	(190)
Accounts payable	(387)	(908)
Accrued compensation and benefits and other liabilities	827	(155)
Deferred revenue	9,332	2,770
Deferred rent	(70)	8

Net cash used in operating activities	(2,144)	(7,399)

Cash flows from investing activities:
Purchases of property and equipment	(2,671)	(2,385)
Down payment for property and equipment	—	(32)
Increase in restricted cash	—	(28)
Purchases of short-term investments	(43,146)	—
Proceeds from sale and maturity of short-term investments	13,625	—
Capitalized software development costs	(2,209)	(1,946)

Net cash used in investing activities	(34,401)	(4,391)

Cash flows from financing activities:
Proceeds from issuances of preferred stock, net of issuance costs	—	97,247
Principal payments on debt	—	(1,087)
Proceeds from issuance of common stock	1,516	182

Net cash provided by financing activities	1,516	96,342

Net increase (decrease) in cash and cash equivalents	(35,029)	84,552
Cash and cash equivalents, beginning of period	105,257	19,453

Cash and cash equivalents, end of period	$70,228	$104,005

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data; unaudited)

	Three Months Ended, June 30,
	2015	2014
Reconciliation of gross profit and gross margin:
GAAP gross profit	$30,279	$18,581
Plus: Stock-based compensation	251	93
Plus: Amortization of purchased intangibles	200	—
Plus: Amortization of stock-based compensation capitalized in software development costs	100	28

Non-GAAP gross profit	$30,830	$18,702

GAAP gross margin	79%	82%
Non-GAAP adjustments	2%	1%

Non-GAAP gross margin	81%	83%

Reconciliation of operating expenses:
GAAP research and development	$8,754	$4,912
Less: Stock-based compensation	(1,038)	(202)

Non-GAAP research and development	$7,716	$4,710

GAAP sales and marketing	$28,683	$18,616
Less: Stock-based compensation	(1,976)	(849)
Less: Amortization of purchased intangibles	(13)	—

Non-GAAP sales and marketing	$26,694	$17,767

GAAP general and administrative	$7,984	$5,360
Less: Stock-based compensation	(1,394)	(787)
Less: Lawsuit litigation	(17)	(481)
Less: Amortization of purchased intangibles	(40)	—

Non-GAAP general and administrative	$6,533	$4,092

Reconciliation of loss from operations and operating margin:
GAAP loss from operations	$(15,142)	$(10,307)
Plus: Stock-based compensation	4,659	1,931
Plus: Lawsuit litigation	17	481
Plus: Amortization of purchased intangibles	253	—
Plus: Amortization of stock-based compensation capitalized in software development costs	100	28

Non-GAAP loss from operations	$(10,113)	$(7,867)

GAAP operating margin	(40%)	(46%)
Non-GAAP adjustments	13%	11%

Non-GAAP operating margin	(27%)	(35%)

Reconciliation of net loss:
GAAP net loss	$(15,119)	$(10,183)
Plus: Stock-based compensation	4,659	1,931
Plus: Lawsuit litigation	17	481
Plus: Amortization of purchased intangibles	253	—
Plus: Amortization of stock-based compensation capitalized in software development costs	100	28

Non-GAAP net loss	$(10,090)	$(7,743)

Reconciliation of net loss per share attributable to common stockholders, basic and diluted:
GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.32)	$(0.65)
Non-GAAP adjustments to net loss	0.11	0.16
Non-GAAP adjustment to weighted-average shares used to compute net loss per share	—	0.30

Non-GAAP net loss per share attributable to common stockholders, basic and diluted	(0.21)	(0.19)

Reconciliation of weighted-average shares used to compute net loss per share attributable to common stockholders:
GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	47,190	15,756
Conversion of preferred stock	—	24,813

Non-GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	47,190	40,569